UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Press Release issued by the American Equity Investment Life Holding Company on April 11, 2006 announcing first quarter 2006 sales and schedules quarterly earnings release, conference call and webcast for the first quarter ended March 31, 2006.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated April 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2006

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit
Number	Description.
99.1	Press Release dated April 11, 2006